EXHIBIT 10.5

MORTGAGE

This MORTGAGE is entered into effective as of this 9th day of November 2023, by Tilloo Exploration and Production, LLC, a Texas limited liability company (“Mortgagor”), whose address is 4622 Maple Avenue, Suite 200, Dallas Texas 75219, in favor of Pacific Energy Development Corp., a Nevada corporation (“Mortgagee”), whose address is 575 Dairy Ashford Center II, Suite 210, Houston, Texas 77079.

WITNESSETH:

For and in consideration paid, the receipt and sufficiency of which is hereby acknowledged, Mortgagor has mortgaged, granted, bargained, sold, assigned and conveyed, and by these presents, does mortgage, grant, bargain, sell, assign and convey unto Mortgagee, with mortgage covenants, the following:

A. The oil and gas leases, subleases and other leaseholds, interests in fee, carried interests, reversionary interests, net profits interests, royalty interests, forced pooled interests, overriding royalty interests, mineral interests and other property and interests more fully described in Exhibit A, to the extent such interests cover the lands described in Exhibit A, and all rights incident thereto and derived therefrom, together with all rights, benefits and powers conferred upon the holder thereof with respect to the use and occupation of the lands covered thereby (the “Leases”).

B. The wells and units (including any drillable locations (PUDs)) more fully described on Exhibit B (the “Wells”) and all lease and surface equipment, flowlines, pipelines and appurtenant thereto used or held for use in connection with the operation or production of the Assets, and all personal property, fixtures, plants, improvements, joint accounts, easements, rights-of-way and appurtenances used or related to the Wells or the Leases.

C. Operating agreements, pooling and unitization agreements, declarations of pooling or unitization, communitization agreements, pooling orders, farmout and farmin agreements, exploration agreements, area of mutual interest agreements, participation agreements, assignments, oil sales contracts, gas sales, gas processing, gas gathering, and transportation agreements, surface leases, rights-of-way, easements, servitudes, permits, licenses, and other instruments and agreements pertaining to the Leases or the Wells (the “Existing Contracts”).

D. Without limiting the foregoing, all other right, title and interest of Seller of whatever kind or character, whether legal or equitable, vested or contingent, in and to the oil, gas and other minerals in and under or that may be produced from or attributable to the lands described in Exhibit A, including but not limited to all Seller’s oil and gas interests located in Lea County, New Mexico and in Township 8 South, Range 34 East and Range 35 East, 6th NMPM, situated in Roosevelt County, New Mexico, whether such interests are specifically described in Exhibit A, and even though such interest of Seller may be incorrectly described in or omitted from Exhibit A.

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E. All files, records and data relating to the items described in subsections A through D above including well data, logs, geophysical data, engineering records, title records (including abstracts of title, title opinions, title reports and title curative documents), contracts, correspondence, and all related matters in the possession of Seller (the “Records”).

F. All proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

(all of the property described hereinabove is sometimes hereinafter referred to as the “Mortgaged Property”).

Mortgagor does hereby covenant that it is lawfully seized of the Mortgaged Property; that the Mortgaged Property is free from encumbrances other than those held by Mortgagee, and that Mortgagor will warrant and defend title to the Mortgaged Property against the lawful claims and demands of all persons whomsoever. This Mortgage secures the performance of the following obligations:

(a)

That certain Promissory Note executed by Mortgagor, payable to the order of Mortgagee, dated November 9, 2023, in the original principal amount of One Million One Hundred and Twenty Two Thousand Four Hundred Thirty-Six Dollars and 00/100 ($1,122,436.00). The Promissory Note contains such other provisions as are set forth therein, and reference is hereby made to the Promissory Note for all purposes; the aforesaid note is hereafter sometimes referred to herein as the “Note” or “Promissory Note”.

(b)	Any and all indebtedness and other obligations owed by Mortgagor, to Mortgagee now or hereinafter incurred; and

(c)

All other loans and future advances made by Mortgagee to Mortgagor and all the debts, obligations and liabilities of Mortgagor of every kind and character now or hereafter existing in favor of Mortgagee, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Mortgagee or to a third party and subsequently acquired by Mortgagee, it being contemplated that Mortgagor may hereafter become indebted to Mortgagee for such further debts, obligations and liabilities.

The indebtedness referred to hereinabove, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are hereinafter referred to as the “secured indebtedness” or the “indebtedness secured hereby.”

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THE ORIGINAL PRINCIPAL INDEBTEDNESS UNDER THE PROMISSORY NOTE, TOGETHER WITH ALL FUTURE OR ADDITIONAL ADVANCES OR ANY AND ALL ADDITIONAL LOANS WHICH MORTGAGEE MAY ELECT TO MAKE TO MORTGAGOR SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00), WHICH SHALL CONSTITUTE THE MAXIMUM AMOUNT AT ANY TIME SECURED HEREBY.

Mortgagor further covenants and agrees for Mortgagor and Mortgagor’s heirs, successors and assigns as follows:

1. Mortgagor shall keep the Mortgaged Property in good condition and repair and shall not commit or allow waste of the Mortgaged Property. Mortgagor shall not remove or demolish the Mortgaged Property or any part of it, or alter, restore or add to the Mortgaged Property, or initiate or allow any change in any zoning or other land use classification which affects the Mortgaged Property or any part of it, except with Mortgagee’s express prior written consent in each instance.

2. If all or part of the Mortgaged Property becomes damaged or destroyed, Mortgagor shall promptly and completely repair and/or restore the Mortgaged Property in a good and workmanlike manner in accordance with sound building practices, regardless of whether or not Mortgagee agrees to disburse insurance proceeds or other sums to pay costs of the work of repair or reconstruction.

3. Mortgagor shall not commit or allow any act upon or use of the Mortgaged Property which would violate any applicable law or order of any governmental authority, whether now existing or later to be enacted and whether foreseen or unforeseen, or any public or private covenant, condition, restriction or equitable servitude affecting the Property. Mortgagor shall not bring or keep any article on the Mortgaged Property or cause or allow any condition to exist on it, if that could invalidate or would be prohibited by any insurance coverage required to be maintained by Mortgagor on the Mortgaged Property or any part of it under this Mortgage.

4. Mortgagor shall perform all other acts which from the character or use of the Mortgaged Property may be reasonably necessary to maintain and preserve its value.

5. To pay or cause to be paid, before the same become delinquent, all lawful taxes and assessments of every kind levied and assessed against the Mortgaged Property; and to promptly pay or cause to be paid all laborers and materialmen for labor and material furnished in connection with the development, operation and equipping of said property, and to permit no such obligations to become liens against the Mortgaged Property; and herein shall be deemed a waiver of the priority of the lien hereof as against the claims of any such laborer or materialmen, or to give to any such laborer or materialmen any rights hereunder, or the right of action against this covenant against the Mortgagor or Mortgagee.

6. If the Mortgagor shall fail to pay any claims for labor or material furnished for the use upon the Mortgaged Property which might become liens thereon or to pay any taxes, all as above provided, before the same become delinquent, or to pay any other sums reasonably necessary for the performance of the covenants and agreements herein contained, then the same may be paid by the Mortgagee, but there shall be no duty to do so. Upon such payment the same shall become a part of the debt hereby secured payable on demand and shall bear interest from the date of such payment by the Mortgagee at the rate of interest until paid as provided in the Promissory Note; or, at the option of the Mortgagee, if Mortgagor fails to pay the same within 30 days after written demand therefor, the entire principal indebtedness under the Promissory Note may be declared immediately due and payable and may be collected in any manner provided herein or by law.

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7. Mortgagor shall provide and maintain in force at all times all risk property damage insurance on the Mortgaged Property and such other type of insurance on the Mortgaged Property as may be required by Mortgagee in its reasonable judgment. At Mortgagee’s request, Mortgagor shall provide Mortgagee with a counterpart original of any policy, together with a certificate of insurance setting forth the coverage, the limits of liability, the carrier, the policy number and the expiration date. Each such policy of insurance shall be in an amount, for a term, and in form and content satisfactory to Mortgagee. In addition, each policy of hazard insurance shall include a loss payable endorsement in favor of Mortgagee, in a form acceptable to Mortgagee.

8. This Mortgage is upon the statutory mortgage condition for the breach of which it is subject to foreclosure as provided by law. In addition:

(1)

If default be made in the payment of any part of the indebtedness hereby secured when and as the same becomes due in accordance with the terms and provisions of the Promissory Note evidencing the same or this Mortgage; or

(2)

If there be any default by Mortgagor hereunder, other than in the payment of money as provided in Paragraph (1) above, then Mortgagee shall give Mortgagor written notice by certified mail setting out such default, and if Mortgagor fails to cure said default within 30 days from the mailing of such notice; provided, however, the Mortgagee is not obligated to provide more than three (3) such notices during any twelve (12) month period; or

(3)

If there be any default by Mortgagor under the terms of the Promissory Note or of any note now or hereafter evidencing the secured indebtedness to Mortgagee or if at any time Mortgagee deems itself insecure and in good faith believes that the prospect of payment of the Promissory Note and indebtedness secured hereby is impaired; or

(4)

If Mortgagor or its successors in interest applies for relief under any bankruptcy or other law for the relief of debtors, suffers, or is adjudicated bankrupt or insolvent under any federal or state law, or makes an assignment for the benefit of creditors, or applies for or suffers the appointment of a receiver, or if a receiver be appointed by any court for any of the Mortgaged Property, and such receiver is not discharged within 30 days after the date of such appointment;

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then in any event, at the option of the Mortgagee, the principal sum due under the Promissory Note evidencing the indebtedness hereby secured, together with accrued interest thereon, and all other sums secured by this Mortgage, shall immediately become due and payable, and the Mortgagee may have any and all of the following remedies, to-wit:

(a)

The Mortgagee may take possession of the Mortgaged Property and maintain, operate and control said property, and apply all proceeds derived therefrom, after the payment of royalties and operating expenses, to the payment of the indebtedness secured hereby, until the obligations hereby secured are fully paid, the Mortgagor agrees to give the Mortgagee immediate peaceable possession.

(b)

The Mortgagee may institute suit to foreclose this Mortgage in any court having jurisdiction. In any such suit the Mortgagee may, at its option, apply for and be entitled to, as a matter of right and without proof of insolvency, fraud, insecurity or mismanagement on the part of the Mortgagor, the appointment of a receiver to take possession, operate, and preserve the Mortgaged Property. Mortgagor agrees that such receiver may be appointed to take possession of, hold, maintain, operate and preserve said property, and apply the proceeds of the sale thereof to the payment of the indebtedness due the Mortgagee until such indebtedness and costs are fully paid; and said receiver may be authorized to sell and dispose of said Mortgaged Property under orders of the court appointing him such receiver.

9. To the extent allowable under the laws of the state in which the Mortgaged Property is located, the redemption period is specifically waived or if the laws in the state do not permit such rights to be waived, the redemption period is specifically reduced to the minimum period of time allowable by statute, and specifically for any Mortgaged Property located in the State of New Mexico, the redemption period hereunder shall be reduced to one month.

10. All of the terms, covenants and agreements contained in this Mortgage shall be binding upon Mortgagor, its successors and assigns, and shall be deemed to be covenants running with the land, estate or interest in the land, and all such terms, conditions, covenants and agreements shall inure to the benefit of Mortgagee, its successors or assigns. Pronouns in number and gender, and verbs in their number shall be construed to conform to the number and sex of the parties hereto wherever necessary in a particular clause or phrase hereof. Any notices provided for herein shall be given by regular mail, unless certified mail is specified herein, and all such notices shall be given to the parties at the addresses stated hereinabove or at such other addresses as the parties may designate in writing by certified mail from time to time in the future. Time shall be of the essence in the performance by Mortgagor of the obligations hereunder.

11. Mortgagor agrees to pay all costs in the preparation, filing and recording of this Mortgage in connection herewith, and Mortgagor agrees to pay all attorneys’ fees and costs incurred if Mortgagee is brought into litigation concerning the title to the Mortgaged Property or if the Promissory Note or other secured indebtedness is placed in the hands of an attorney for collection. Such costs and expenses shall become part of the indebtedness secured hereby if Mortgagor fails to properly pay the same.

12. This Mortgage shall be governed and construed in accordance with the laws of the State of New Mexico.

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IN WITNESS WHEREOF, this Mortgage is executed by Mortgagor as set forth below.

MORTGAGEE:

PACIFIC ENERGY DEVELOPMENT CORP.

By:	/s/ J. Douglas Schick
J. Douglas Schick, President

MORTGAGOR:

TILLOO EXPLORATION AND PRODUCTION, LLC

By:	/s/ William S. Montgomery Jr.
William S. Montgomery Jr., its Managing Member

STATE OF ____________________ )

    ) SS.

COUNTY OF __________________ )

The foregoing instrument was acknowledged before me this ___ day of ____________, 2023, by Monty Montgomery, as the Managing Member of TILLO EXPLORATION AND PRODUCTION, LLC, a Texas limited liability company.

Notary Public

My Commission Expires:

____________________________________________

My Commission Number:

___________________

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EXHIBIT A

TO

MORTGAGE

EXHIBIT A

THE LEASES, INCLUDING LEASEHOLD BURDENS AND NET MINERAL ACRES

Unit Tract No.	Lease Number/Name	Original Lessor	Original Lessee	Vol/Page	Lease Date	Lease Royalty Interest	Description Lease Acreage	Section	Twnshp	Range	County	Gross Acres	Net Acres
1	NMNM 0231691 Government "J"	USA	Charles Schustermann	36/497	3/1/1962	12.5%	N/2 SW/4, SE/4 SW/4, W/2 SE/4	5	8S	35E	Roosevelt	200.00	200.00
2 & 3	NMLC 060978 Jacobs Federal	USA	Fred L. Jacobs	46/263	11/1/1948	12.5%	LOTS 3, 4 E/2 SW/4 SE/4 LOTS 1,2,3,4 E2, E/2 W/2, W/2 NW/4 SW/4, S/2 SE/4	18 18 19 19 19 19 20 20 20	8S	35E	Roosevelt	1266.94	1266.94
4, 4A & 5	NMLC 062178 Federal "A" 1-2 Federal "A" 3-4 Federal "F"	USA	F. W. Blockson	19/117	6/1/1950	12.5%	N/2 SE/4 E/2 E/2 SE/4	13 14 24 25	8S	34E	Roosevelt	880.00	880.00
6	NMLC 062471 Government "G"	USA	Laura Lodewick	23/80	11/1/1950	12.5%	NW/4 NE/4 N/2 NW/4 SW/4 NW/4	8	8S	35E	Roosevelt	160.00	160.00
7	NMLC 062471C	USA	Laura Lodewick	23/80	11/1/1950	12.5%	SW SW	5	8S	35E	Roosevelt	40.00	40.00
No Tract 8													
9	1	J. A. Neill, whose wife is Pearl Neill	Cities Sevices Petroleum Co.	33/417	5/25/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	2	Roy G. Barton, Jr., as his separate property	Cities Sevices Petroleum Co.	33/453	5/22/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	3	L. Maude Albrecht, a widow	Cities Sevices Petroleum Co.	33/451	7/23/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	4	Murray Blank and wife, Gussie Blank	BTA Oil Producers	35/402	6/14/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	5	Murray Blank and wife, Gussie Blank, individually and as owners of all of the stock of the now dissolved R. G. Peters and Company, Inc.	Cities Sevices Oil Company	36/450	5/2/1963	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	6	Lawrence Bull, dealing in his sole and seprerate property	Cities Sevices Oil Company	36/503	4/29/1963	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	7	Hilda B. Perrin, as her separate property	Cities Sevices Oil Company	37/31	4/29/1963	12.5%	S/2	6	8S	35E	Roosevelt		8.75

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EXHIBIT A
THE LEASES, INCLUDING LEASEHOLD BURDENS AND NET MINERAL ACRES

Unit Tract No.	Lease Number/Name	Original Lessor	Original Lessee	Vol/Page	Lease Date	Lease Royalty Interest	Description Lease Acreage	Section	Twnshp	Range	County	Gross Acres	Net Acres
	8	Margaret W. Bull, a single women (Ratified by Us Trust Co. of New York) 8/12/193	Cities Sevices Oil Company	37/118	5/31/1963	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	9	United States Trust Co., as Trustee of the Helen B. Spinola Trust	Cities Sevices Oil Company	37/116	5/31/1963	12.5%	S/2	6	8S	35E	Roosevelt	157.46	8.75
	10	E. Ruth Piatt, a feme sole	BTA Oil Producers	35/398	5/4/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	11	Whaley Oil Company	Maxwell Oil Company	33/383	5/20/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	12	Helen Sweeney	Cities Sevices Petroleum Co.	34/123	7/19/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	13	Dr. Reber Van Matre	Len Mayer	34/281	8/27/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	14	Eugene L. Middleton, as his seperate property Mercedes Goodell, as her seperate property	Len Mayer	34/107	7/19/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	15	Clarence E. Middleton, as his seperate property	Len Mayer	34/121	8/27/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	16	Grace Edna Offenhauser	Len Mayer	34/119	7/30/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	17	Lillie A. Gerlick,	Len Mayer	34/125	7/19/1962	12.5%	S/2	6	8S	35E	Roosevelt		8.75
	18	J. W. Simpson and wife, Rose J. Simpson	Jack Griffin	28/31	11/20/1955	12.5%	S/2	6	8S	35E	Roosevelt		8.75
10	1	Mary Cosby Mathis Cosby Marshall Margaret Cosby Buie, all dealing in their separate property	Len Mayer	34/445	12/20/1962	25%	NW/4	12	8S	34E	Roosevelt		7.50
	2	Fern Parks Cone, dealing in her sole and separate property	Len Mayer	37/65	8/1/1963	18.75% could convert to 25% See TO	NW/4	12	8S	34E	Roosevelt	120	3.75
	3	Majorie Cone Kastman, Guardian of the Estate of S. E. Cone	Len Mayer	37/63	8/1/1963	18.75% could convert to 25% See TO	NW/4	12	8S	34E	Roosevelt		48.75
	4	States Inc., a Texas Corp.	Exeric Oil & Gas Co.	131/706	8/1/1991	No Royalty See TO for Explanation	NE/4 NW/4, S/2 NW/4	12	8S	34E	Roosevelt		60.00

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EXHIBIT A
THE LEASES, INCLUDING LEASEHOLD BURDENS AND NET MINERAL ACRES

Unit Tract No.	Lease Number/Name	Original Lessor	Original Lessee	Vol/Page	Lease Date	Lease Royalty Interest	Description Lease Acreage	Section	Twnshp	Range	County	Gross Acres	Net Acres
11	1	G. M. Crosby, dealing in his sole and separate property	Jack Griffin	28/247	12/13/1955	12.5%	NE/4	12	8S	34E	Roosevelt	160.00	90.00
	2	Fern Parks Cone	Sun Oil Co.	34/471	2/21/1962	25%	NE/4	12	8S	34E	Roosevelt		5.00
	3	S. E. Cone, a insane person, acting by and through his Guardian Majorie Cone Kastman	Sun Oil Co.	35/23	1/4/1963	25%	NE/4	12	8S	34E	Roosevelt		5.00
	4	Y. F. Bowley and wife, Gertrude E. Bowley	Robert L. Haynie	33/357	4/4/1962	12.5%	NE/4	12	8S	34E	Roosevelt		60.00
12		I Mae Hefflefinger, Indiividually and as Trustee under the Will of D. Hefflefinger, deceased and W. C. Hefflefinger and wife, Margaret Hefflefinger	BTA Oil Producers	33/359	3/21/1962	18.75%	W/2	12	8S	35E	Roosevelt	310.36	310.36
13	1	C. C. Easter and wife, Maggie M. Easter	C. J. Sparks	28/179	10/26/1956	12.5%	E/2	7	8S	35E	Roosevelt	320.00	52.00
	2	John Cooper Easter, a widower (ratified by several, see TO)	C. J. Sparks	28/221	10/26/1956	12.5%	E/2	7	8S	35E	Roosevelt		36.00
	3	C. S. Hightower and wife, Lottie N. Hightower	Cities Service Petrolwum Company	33/402	5/18/1962	12.5%	E/2	7	8S	35E	Roosevelt		30.00
	4	Rosemand J. Webber and husband, Selwyn S. Webber	Cities Service Petrolwum Company	33/405	5/28/1962	12.5%	E/2	7	8S	35E	Roosevelt		10.00
	5	Cecil Pate and wife, Ruby Jewell Pate	Cities Service Petrolwum Company	33/407	5/18/1962	12.5%	E/2	7	8S	35E	Roosevelt		72.00
	6	Roberta G. Huddleston, et al	Cities Service Petrolwum Company	33/445	6/1/1962	12.5%	E/2	7	8S	35E	Roosevelt		80.00
	7	Earl Walker and wife, Vernice E. Walker	Cities Service Petrolwum Company	34/103	6/29/1962	12.5%	E/2	7	8S	35E	Roosevelt		40.00
14		Dessa M. Ring, widow	Magnolia Petroleum Company	27/205	2/9/1954	12.5%	W/2 SW/4	12	8S	34E	Roosevelt	80.00	80.00
15	1	Helen Hall Connell and husband, George B. Connell	The Atlantic Refining Company	31/233	5/6/1959	12.5%	E/2 SW/4	12	8S	34E	Roosevelt	80.00	40.00
	2	Jean Clark Miller and husband, Samuel W. Miller	The Atlantic Refining Company	31/235	5/6/1959	12.5%	E/2 SW/4	12	8S	34E	Roosevelt		40.00
16	1	V. F. Bowley et al	A. E. Gamble	27/403	5/17/1955	12.5%	SE/4	12	8S	34E	Roosevelt	160.00	106.67
	2	G. B. Jones et al	A. E. Gamble	27/405	5/17/1955	12.5%	SE/4	12	8S	34E	Roosevelt		53.33
17		E. C. Heilman aka Earl C. Heilman	Logan L. Van Zandt	18/219	5/1/1948 Executed on 3/20/1950	12.5%	NE/4	14	8S	34E	Roosevelt	160.00	160.00

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EXHIBIT A
THE LEASES, INCLUDING LEASEHOLD BURDENS AND NET MINERAL ACRES

Unit Tract No.	Lease Number/Name	Original Lessor	Original Lessee	Vol/Page	Lease Date	Lease Royalty Interest	Description Lease Acreage	Section	Twnshp	Range	County	Gross Acres	Net Acres
18		D. Hefflefinger and wife, I Mae Hefflefinger	Magnolia Petroleum Company	15/79	4/19/1948	12.5%	N/2	18	8S	35E	Roosevelt	315.42	315.42
19 & 19A		A. R. Haley and wife, Mamie Haley	Magnolia Petroleum Company	15/133	5/6/1948	12.5%	S/2	13	8S	34E	Roosevelt	320.00	320.00
20		Neva Blanche Hargrove et al	The Texas Company	30/277	4/19/1958	12.5%	NE/4	25	8S	34E	Roosevelt	160.00	160.00
	NM-0145685 Horton Federal Lease	USA	Russell E. Horton	192/875	22243	1/0/1900	All All All	29 30 31	8S	35E	Roosevelt	1905.00	1905.00
NA	LC-065151	United States Department of the Interior	The Ohio Oil Company	NA	12/31/1944	12.50	E/2; W2SW4	23	9S	37E	Lea	400.00	400.00
NA	LC-068035	United States Department of the Interior	H.P. Saunders	NA	1/1/1944	12.50	SE	13	9S	37E	Lea	160.00	160.00
NA	NM-0103893-A	United States Department of the Interior	Arapahoe Oil Company	NA	5/18/1960	12.50	NW4NW4; SE4NW4; NW4SW4; SW4NW4; NE4SW4	24	9S	37E	Lea	200.00	200.00
NA	NM-0103893	United States Department of the Interior	Arapahoe Oil Company	NA	5/18/1960	12.50	NE4NW4	24	9S	37E	Lea	40.00	40.00
NA	NM-0659	United States Department of the Interior	The Ohio Oil Company	NA	6/1/1950	12.50	E2NW4	23	9S	37E	Lea	80.00	80.00
NA	NM-066884-A	United States Department of the Interior	C. Sidney & Ula R. Neuhc	NA	10/1/1959	12.50	NW4NW4; S2NW4; SW4; NE4NW4	13	9S	37E	Lea	280.00	280.00
NA	NM-16369	United States Department of the Interior	Marie A & K.J. Feil	NA	8/9/1972	12.50	E2SW4	23	9S	37E	Lea	80.00	80.00
NA	1	Shirley C. Johnson, A Widow	Boyd & McWilliams	124/336	08/03/87	16.67	NW4SE4	5	7S	34E	Roosevelt	40.00	1.51
NA	2	Dale W. Brown and wife, Myrna L. Brown	Boyd & McWilliams	124/332	08/03/87	16.67	NW4SE4	5	7S	34E	Roosevelt	40.00	3.82
NA	3	Ben R. Fuller, Dealing in his sole and separate property	Boyd & McWilliams	124/328	08/03/87	16.67	NW4SE4	5	7S	34E	Roosevelt	40.00	3.82
NA	4	M.F. Bozarth and wife, Brookie Bozarth	Boyd & McWilliams	124/340	08/03/87	16.67	NW4SE4	5	7S	34E	Roosevelt	40.00	1.51
NA	5	Larry K. lowe, Dealing in his sole and separate property	Boyd & McWilliams	1258/159	12/04/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	3.14
NA	6	Robert T. Hartley, Dealing in his sole and separate property	Boyd & McWilliams	125/169	12/04/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	2.78

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EXHIBIT A
THE LEASES, INCLUDING LEASEHOLD BURDENS AND NET MINERAL ACRES

Unit Tract No.	Lease Number/Name	Original Lessor	Original Lessee	Vol/Page	Lease Date	Lease Royalty Interest	Description Lease Acreage	Section	Twnshp	Range	County	Gross Acres	Net Acres
NA	7	Vora L. Hartley, Dealing in her sole and separate property	Boyd & McWilliams	125/164	12/04/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	0.52
NA	8	Teddy L. Hartley, Dealing in his sole and separate property	Boyd & McWilliams	125/174	12/04/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	2.77
NA	9	Ronny P. Lowe, Dealing in his sole and separate property	Boyd & McWilliams	125/208	12/04/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	1.85
NA	10	Brady M. Lowe and wife, Pauline B. Lowe	Boyd & McWilliams	125/259	12/04/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	0.49
NA	11	Lorretta D. Lowe, Dealing in her sole and separate property	Boyd & McWilliams	125/464	12/04/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	3.14
NA	12	M. Dion Lowe, Dealing in his sole and separate property	Boyd & McWilliams	125/493	12/04/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	1.48
NA	13	Shana Lowe Conine, Dealing in her sole and separate property	Boyd & McWilliams	125/249	12/07/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	3.04
NA	14	Kay Salem, as Guardian of the Estates of Kelly Lowe and Lauren Lowe, Both Minors	Boyd & McWilliams	125/234	12/07/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	1.37
NA	15	Kay Lowe Hughes, Dealing in her sole and separate property	Boyd & McWilliams	125/239	12/07/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	1.85
NA	16	Denise Lowe, Dealing in her sole and separate property	Boyd & McWilliams	125/254	12/07/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	0.98
NA	17	Odell L. Lowe and wife, Nell P. Lowe	Boyd & McWilliams	125/244	12/07/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	0.68
NA	18	Vivian Lowe Anselmi, Acting by and Through her Attorney-In-Fact, Coy S. lowe	Boyd & McWilliams	125/219	12/07/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	1.85
NA	19	Debra Lowe Finn, Acting by and Through her Attorney-In-Fact, Coy S. lowe	Boyd & McWilliams	125/229	12/07/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	1.49
NA	20	Coy S. Lowe, Dealing in his sole and separate property	Boyd & McWilliams	125/224	12/07/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	1.21
NA	21	Denise Lowe, as Guardian of the Estate of Haley Lowe, a minor	Boyd & McWilliams	124/203	12/07/87	20.00	NW4SE4	5	7S	34E	Roosevelt	40.00	0.69

Page 11 of 12

EXHIBIT B

TO

MORTGAGE

EXHIBIT B
THE WELLS, INCLUDING WORKING INTERESTS AND NET REVENUE INTERESTS

Operator	API	Well Name	Well Number	County	State	WI	NRI	Well Status	Status Type
EOR Operating Company	30041101040000	HORTON FEDERAL	4	Roosevelt	NM	100.00%	72.80%	Shut-In	Injector
EOR Operating Company	30041101290000	HORTON FEDERAL	7	Roosevelt	NM	100.00%	72.80%	Shut-In	Injector
EOR Operating Company	30041101110000	HORTON FEDERAL	15	Roosevelt	NM	100.00%	72.80%	Shut-In	Injector
EOR Operating Company	30041101160000	HORTON FEDERAL	22	Roosevelt	NM	100.00%	72.80%	Shut-In	Injector
EOR Operating Company	30041101190000	HORTON FEDERAL	25	Roosevelt	NM	100.00%	72.80%	Shut-In	Injector
EOR Operating Company	30041207560000	HORTON FEDERAL	32	Roosevelt	NM	100.00%	72.80%	Shut-In	Injector
EOR Operating Company	30041208210000	HORTON FEDERAL	38	Roosevelt	NM	100.00%	72.80%	Shut-In	Injector
EOR Operating Company	30041101470000	MILNESAND UNIT	24	Roosevelt	NM	100.00%	80.11%	Shut-In	Injector
EOR Operating Company	30041101490000	MILNESAND UNIT	26	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041001410001	MILNESAND UNIT	31	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041001430000	MILNESAND UNIT	33	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041001420000	MILNESAND UNIT	35	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041000870000	MILNESAND UNIT	36	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041002510000	MILNESAND UNIT	54	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041002530000	MILNESAND UNIT	56	Roosevelt	NM	100.00%	80.11%	Shut-In	Injector
EOR Operating Company	30041002550000	MILNESAND UNIT	58	Roosevelt	NM	100.00%	80.11%	Shut-In	Injector
EOR Operating Company	30041002560000	MILNESAND UNIT	59	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041000290000	MILNESAND UNIT	122	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041100170000	MILNESAND UNIT	127	Roosevelt	NM	100.00%	80.11%	Shut-In	Injector
EOR Operating Company	30041002430000	MILNESAND UNIT	162	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041001310001	MILNESAND UNIT	182	Roosevelt	NM	100.00%	80.11%	Shut-In	Injector
EOR Operating Company	30041001360001	MILNESAND UNIT	183	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041100570000	MILNESAND UNIT	187	Roosevelt	NM	100.00%	80.11%	Shut-In	Injector
EOR Operating Company	30041001380000	MILNESAND UNIT	192	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041001370001	MILNESAND UNIT	195	Roosevelt	NM	100.00%	80.11%	Active	Injector
EOR Operating Company	30041100590000	MILNESAND UNIT	310	Roosevelt	NM	100.00%	80.11%	Shut-In	Injector
Ridgeway Arizona Oil Corp.	3002524783	Allied 93	4	Lea	NM	100.00%	81.00%	Shut-In	Oil
Ridgeway Arizona Oil Corp.	3002524684	BILBREY 23	3	Lea	NM	100.00%	81.00%	Shut-In	Oil
Ridgeway Arizona Oil Corp.	3002524784	BILBREY 23	4	Lea	NM	100.00%	81.00%	Shut-In	Oil
Ridgeway Arizona Oil Corp.	3002524965	BILBREY 23	5	Lea	NM	100.00%	81.00%	Shut-In	Oil
Ridgeway Arizona Oil Corp.	3002524900	BILBREY 51	2	Lea	NM	100.00%	81.00%	Shut-In	Oil
Ridgeway Arizona Oil Corp.	3002525075	BILBREY 51	3	Lea	NM	100.00%	81.00%	Shut-In	Oil
Ridgeway Arizona Oil Corp.	3002523881	BROWN 84	1	Lea	NM	100.00%	81.00%	Shut-In	Oil
Ridgeway Arizona Oil Corp.	3002525297	BROWN 84	2	Lea	NM	100.00%	81.00%	Shut-In	Oil
Ridgeway Arizona Oil Corp.	3002523975	BROWN 93	1	Lea	NM	100.00%	81.00%	Shut-In	Oil
Ridgeway Arizona Oil Corp.	3002524389	YATES 69 FEDERAL	1	Lea	NM	100.00%	81.00%	Shut-In	Oil
Ridgeway Arizona Oil Corp.	3002525076	YATES 69 FEDERAL	2	Lea	NM	100.00%	81.00%	Shut-In	Oil
EOR Operating Company	30041101020000	HORTON FEDERAL	2	Roosevelt	NM	100.00%	72.80%	Shut-In	Oil
EOR Operating Company	30041101030000	HORTON FEDERAL	3	Roosevelt	NM	100.00%	72.80%	Shut-In	Oil
EOR Operating Company	30041101210000	HORTON FEDERAL	27	Roosevelt	NM	100.00%	72.80%	Shut-In	Oil
EOR Operating Company	30041207570000	HORTON FEDERAL	33	Roosevelt	NM	100.00%	72.80%	Shut-In	Oil
EOR Operating Company	30041207050000	HORTON FEDERAL	34	Roosevelt	NM	100.00%	72.80%	Shut-In	Oil
EOR Operating Company	30041207530000	HORTON FEDERAL	35	Roosevelt	NM	100.00%	72.80%	Shut-In	Oil
EOR Operating Company	30041207540000	HORTON FEDERAL	36	Roosevelt	NM	100.00%	72.80%	Shut-In	Oil
EOR Operating Company	30041207550000	HORTON FEDERAL	37	Roosevelt	NM	100.00%	72.80%	Shut-In	Oil
EOR Operating Company	30041101480000	MILNESAND UNIT	25	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041000900000	MILNESAND UNIT	32	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041000330000	MILNESAND UNIT	34	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041000880000	MILNESAND UNIT	37	Roosevelt	NM	100.00%	80.11%	Active	Oil
EOR Operating Company	30041000890000	MILNESAND UNIT	38	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041100580000	MILNESAND UNIT	39	Roosevelt	NM	100.00%	80.11%	Active	Oil
EOR Operating Company	30041002520001	MILNESAND UNIT	55	Roosevelt	NM	100.00%	80.11%	Active	Oil
EOR Operating Company	30041002540000	MILNESAND UNIT	57	Roosevelt	NM	100.00%	80.11%	Active	Oil
EOR Operating Company	30041000280000	MILNESAND UNIT	121	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041100180000	MILNESAND UNIT	128	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041100440000	MILNESAND UNIT	134	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041002450000	MILNESAND UNIT	164	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041101940000	MILNESAND UNIT	186	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041000830000	MILNESAND UNIT	191	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041000840000	MILNESAND UNIT	193	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041000320000	MILNESAND UNIT	194	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041001400001	MILNESAND UNIT	197	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041101810000	MILNESAND UNIT	202	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041100610000	MILNESAND UNIT	312	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041100630000	MILNESAND UNIT	314	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041100640000	MILNESAND UNIT	315	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041100490000	MILNESAND UNIT	318	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041002580000	MILNESAND UNIT	512	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041002620000	MILNESAND UNIT	515	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041101600000	MILNESAND UNIT	519	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041204660000	MILNESAND UNIT	521	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041206470000	MILNESAND UNIT	522	Roosevelt	NM	100.00%	80.11%	Active	Oil
EOR Operating Company	30041206480000	MILNESAND UNIT	523	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041206490000	MILNESAND UNIT	524	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041206500000	MILNESAND UNIT	525	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041208920000	MILNESAND UNIT	602	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041208940000	MILNESAND UNIT	603	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041000300000	MILNESAND UNIT	123H	Roosevelt	NM	100.00%	80.11%	Shut-In	Oil
EOR Operating Company	30041000500000	MILNESAND UNIT	141H	Roosevelt	NM	100.00%	80.11%	Active	Oil
EOR Operating Company	30041208370000	BROWN	1	Roosevelt	NM	100.00%	75.00%	Shut-In	Oil

Page 12 of 12